UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 10, 2005

Cooper Cameron Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13884	76-0451843
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1333 West Loop South, Suite 1700, Houston, Texas		77027
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-513-3300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 10, 2005, the Compensation Committee in connection with its annual review of executive compensation and performance increased the salaries of all executive officers by an amount ranging from 6.1% to 25% of their previous base salaries. The base salary for Jack Moore was increased 16.7% to reflect his promotion to Senior Vice President in July 2005. The base salary for John Carne was increased 25% to reflect increased job responsibilities due to the recent acquisitions. The base salaries in Sheldon Erikson's and Franklin Myers' employment agreements were increased by 10.5% and 10.5%, respectively. Increases for the executive officers were given to better align their salaries with comparable salaries offered by other employers.

Additionally, the Committee approved the grant of stock options to purchase shares of common stock for the following executive officers of the Company: Sheldon R. Erikson 150,000; Franklin Myers 50,000; Jack B. Moore 45,000; John Carne 45,000; William C. Lemmer 30,000; Robert J. Rajeski 25,000; Dalton L. Thomas 20,000; Jane C. Schmitt 20,000 and Charles M. Sledge 18,000. The options vest in annual increments of one-third each year and have a term of seven years. Also, the Committee approved the grant of Restricted Stock Unit Awards to executive officers, effective January 1, 2006. The Awards are performance-based and the value of the Award will be based on the Company's attainment of goals under the Company's annual bonus plan and will be equal to the bonus the executive officer actually earns under the Company's annual bonus plan for 2006. The conversion into restricted stock units will be based on the closing price of the Company common stock on December 31, 2005.

Item 8.01 Other Events.

On November 10, 2005, Cooper Cameron Corporation announced that the board of directors declared a 2-for-1 split of the Company's common stock in the form of a stock dividend, payable on December 15, 2005 to shareholders of record as of November 21, 2005. The press release is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

The following is being furnished as an exhibit to this report.

Exhibit 99.1 Press Release of Cooper Cameron Corporation, dated November 10, 2005 --Cooper Cameron Board Approves 2-for-1 Stock Split

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cooper Cameron Corporation

November 16, 2005	By:	William C. Lemmer

Name: William C. Lemmer
Title: Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of Cooper Cameron Corporation, dated November 10, 2005- Cooper Cameron Board Approves 2-For-1 Stock Split